EXHIBIT 10.1.7

                         CONSUMER REPORT USER AGREEMENT
                       ADDENDUM FOR STAFFING RELATED FIRMS


                                      Terms


Avert Customer #  ________________

Company Name (as it appears on User Agreement) _________________________________

     In addition to the standard 'Terms of the Consumer Report User Agreement', User certifies and agrees:

          *    To use the  Avert  service  for the sole  purpose  of  performing
               pre-employment   screening   background   checks  on  individuals
               applying for employment with User

          *    Not to resell any aspect of the Avert service to User's clients

          * To recognize that Avert may review User's Subscription Fee every 30 days to identify whether User's usage exceeds 50% (yearly applicants screened/current number of employees)

          * To recognize that if User's usage exceeds 50%, then Avert may increase User's Subscription Fee (this clause supercedes clause #18 on the standard Consumer Report User Agreement)

          *    To pay for services via direct debit method


     * To complete account set up, Avert, Inc. will need to receive a signed copy of the standard Consumer Report User Agreement in addition to this signed Addendum.




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     User Authorized Signature             Title                        Date


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     Avert Authorized Signature            Title                        Date

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